BNY Mellon Intermediate Municipal Bond Fund, Inc.

Summary Prospectus | September 30, 2026

DITEX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.bny.com/investments/literaturecenter. You can also get this information at no cost by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bny.com. The fund's prospectus and statement of additional information, dated September 30, 2026 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks the maximum amount of current income exempt from federal income tax as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.45
Other expenses:
Shareholder services fees	.07
Miscellaneous other expenses	.14
Total other expenses	.21
Total annual fund operating expenses	.66

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$67	$211	$368	$822

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 22.54% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax. Typically, the fund invests substantially all of its assets in such municipal bonds. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities.

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The fund invests at least 80% of its net assets in municipal bonds rated, at the time of purchase, A or higher or the unrated equivalent as determined by Insight North America LLC, the fund's sub-adviser. The fund may invest up to 20% of its net assets in municipal bonds rated, at the time of purchase, below A, including bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by the fund's sub-adviser. The dollar-weighted average maturity of the fund's portfolio generally is between three and ten years. Because of events affecting the bond markets and interest rate changes, the dollar-weighted average maturity of the portfolio might not meet the foregoing target at all times, and the fund's sub-adviser may lengthen or shorten the fund's portfolio maturity outside this range depending on its evaluation of market conditions. A bond's maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the bonds held by the fund, based on their dollar-weighted proportions in the fund.

The fund's sub-adviser focuses on identifying undervalued sectors and securities. To select municipal bonds for the fund, the sub-adviser uses fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trades among various sectors and securities based on their apparent relative values. The fund seeks to invest in several different sectors, and does not seek to overweight any particular sector but may do so depending on each sector's relative value at a given time.

A rigorous sell discipline is employed to evaluate all fund holdings. Current holdings may become sell candidates if creditworthiness is deteriorating, if bonds with better risk and return characteristics become available, or if the holding no longer meets the sub-adviser's strategic or portfolio construction objectives.

Although the fund seeks to provide income exempt from federal income tax, income from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal securities risk: Municipal securities are subject to interest rate, credit, liquidity, valuation, market and political risks. The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative and regulatory changes, executive orders, voter initiatives, and state and local economic and business developments, may adversely affect the value of the fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund's share price. Any credit impairment could adversely impact the value of municipal bonds, which could negatively impact the performance of the fund. In addition, income from municipal securities held by the fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status for municipal securities held by the fund may cause interest received and distributed to shareholders by the fund to be taxable and may result in a significant decline in the values of such municipal securities.

• Interest rate risk: Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the fund's investments in these securities to decline. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. It is difficult to predict the pace at which central banks or monetary authorities may increase (or decrease) interest rates or the timing, frequency, or magnitude of such changes. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the fund's investments in new securities may be at lower yields and may reduce the fund's income. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates.

• Credit risk: Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

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• High yield securities risk: High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade securities may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

• Liquidity risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value, buy or sell at an acceptable price, especially during times of market volatility or decline. Liquidity risk also may refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, including those resulting in a significant amount of the fund's assets becoming illiquid, an unusually high volume of redemption requests, or other reasons.

• Valuation risk: The price that the fund could receive upon the sale (or other disposition) of an investment may differ from the fund's valuation of the investment, particularly for investments that trade in lower volumes, investments that are valued using a fair valuation methodology or a price provided by an independent pricing service, or during market turmoil or volatility. As a result, the price received upon the sale of an investment may be less than the value ascribed by the fund, and the fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The fund's ability to value its investments also may be impacted by technological issues and/or errors by pricing services or other third-party service providers.

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, elevated levels of government debt, changes in trade regulation or economic sanctions, internal unrest and discord, or other events could have a significant impact on the fund and its investments.

• Prepayment risk: Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. If an issuer "calls" its securities during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table compares the average annual total returns of the fund's shares to those of the Bloomberg U.S. Municipal Bond Index, a broad measure of market performance, and the Bloomberg Municipal Bond: 7 Year Index (6-8), an index reflecting the market segments in which the fund invests. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at http://www.bny.com/investments.

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Year-by-Year Total Returns as of 12/31 each year (%)

During the periods shown in the chart: Best Quarter 2023, Q4: 6.35 Worst Quarter 2022, Q1: (5.63)

The year-to-date total return of the fund's shares as of June 30, 2026 was 1.64%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Average Annual Total Returns (as of 12/31/25)
	1 Year	5 Years	10 Years
Fund returns before taxes	4.85%	0.82%	2.01%
Fund returns after taxes on distributions	4.85%	0.78%	1.89%
Fund returns after taxes on distributions and sale of fund shares	4.05%	1.16%	2.07%
Bloomberg U.S. Municipal Bond Index reflects no deductions for fees, expenses or taxes	4.25%	0.80%	2.34%
Bloomberg Municipal Bond: 7 Year Index (6-8) reflects no deductions for fees, expenses or taxes	5.71%	1.03%	2.24%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYIA). BNYIA has engaged its affiliate, Insight North America LLC (INA), to serve as the fund's sub-adviser.

Thomas Casey and Mary Collette O'Brien, CFA are the fund's primary portfolio managers, positions they have held since November 2011 and February 2026, respectively. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at INA. Ms. O'Brien is senior portfolio manager at INA.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell (redeem) your shares on any business day by calling 1-800-373-9387 (inside the U.S. only) or by visiting www.bny.com/investments. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, you may mail your request to sell shares to BNY Institutional Services, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442. If you invested directly through the fund, you may mail your request to sell shares to BNY Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434. If you are an Institutional Direct accountholder, please contact your BNY relationship manager for instructions.

Tax Information

The fund anticipates that dividends paid by the fund generally will be exempt from federal income tax. However, the fund may realize and distribute taxable income and capital gains from time to time as a result of the fund's normal investment activities.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your

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financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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